                                                                    EXHIBIT 4.3




                          TRUST SUPPLEMENT NO. 1995-A2
                          DATED AS OF OCTOBER 1, 1995
                                       TO
                          PASS THROUGH TRUST AGREEMENT
                          DATED AS OF FEBRUARY 1, 1993


                             SOUTHWEST AIRLINES CO.
                                      AND
                      WILMINGTON TRUST COMPANY, AS TRUSTEE

                                 $3,745,091.00

                                TRUST SUPPLEMENT


         This Trust Supplement No. 1995-A2, dated as of October 1, 1995 (the "Trust Supplement") between Southwest Airlines Co., a Texas corporation (the "Company") and Wilmington Trust Company, a Delaware banking corporation (the "Trustee"), to the Pass Through Trust Agreement dated as of February 1, 1993, between the Company and the Trustee (the "Basic Agreement"),

                                  WITNESSETH:

         WHEREAS, the Company and the Trustee have heretofore executed and delivered the Basic Agreement, unlimited as to the aggregate principal amount of Certificates (unless specified herein capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement) which may be issued thereunder;

         WHEREAS, each of eight Owner Trustees, each acting on behalf of an Owner Participant, will issue, on a non- recourse basis, Equipment Notes, among other things, to refinance all or a portion of the outstanding debt portion of the purchase price of the aircraft purchased by such Owner Trustee and leased to the Company pursuant to the related Lease;

         WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by such Owner Trustees of the same tenor as the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

         WHEREAS, the Trustee hereby declares the creation of this Trust (the "1995-A2 Trust") for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the 1995-A2 Trust, by their respective acceptances of the Certificates, join in the creation of this 1995-A2 Trust with the Trustee;

         WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

         WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:





                          TRUST SUPPLEMENT NO. 1995-A2
                                      -1-

                                   ARTICLE I
                                THE CERTIFICATES

         Section 1.01 The Certificates. Pursuant to Section 2.01 of the Basic Agreement, there is hereby created a series of Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 1995-A2" (hereinafter defined as the "Series 1995-A2 Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1995-A2 Trust created hereby. The terms and conditions applicable to the Series 1995-A2 Certificates are as follows:

                 1. The aggregate principal amount of the Series 1995-A2 Certificates that shall be authenticated under the Agreement (except for Series 1995-A2 Certificates authenticated and delivered pursuant to Section 3.03, 3.04 or 3.05 of the Basic Agreement) upon their initial issuance is $3,745,091.00.

                 2.       The Cut-off Date is November 15, 1995.

                 3. The Regular Distribution Dates with respect to any payment of Scheduled Payments are January 1 and July 1 in each year, commencing January 1, 1996, until payment of all of the Scheduled Payments to be made under the Equipment Notes have been made.

                 4. The Scheduled Payments shall be as set forth in Exhibit C hereto.

                 5. The Special Distribution Dates are as follows: (i) in the case of an early redemption of Equipment Note arising out of an Event of Loss, a refinancing of the Equipment Notes or a purchase or early redemption by the related Owner Participant or Owner Trustee of such Equipment Notes, an early redemption of Equipment Notes arising out of a voluntary termination of the related Lease pursuant to Section 9.1 thereof, or exercise by Lessee of a purchase option, the date of the receipt of the applicable redemption or purchase price therefor, which shall be a Business Day, and (ii) otherwise, the earliest Business Day of a month for which it is practicable for the Trustee to give notice pursuant to Section 4.02(c) of the Basic Agreement 20 days prior thereto.

                 6. The Series 1995-A2 Certificates shall be in the form attached hereto as Exhibit A. The Series 1995-A2 Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and the Clearing Agency attached hereto as Exhibit B.

                 7. The proceeds of the Series 1995-A2 Certificates shall be used to purchase the Equipment Notes in the principal amounts specified below:





                          TRUST SUPPLEMENT NO. 1995-A2

                    Equipment Note                     Principal Amount                  Maturity
                    --------------                     ----------------                  --------
                 Series 1995 N396SW                       $451,310.50                  July 1, 1998
                 Series 1995 N397SW                       $456,301.30                  July 1, 1998
                 Series 1995 N398SW                       $456,301.30                  July 1, 1998
                 Series 1995 N399WN                       $456,301.30                  July 1, 1998
                 Series 1995 N600WN                       $456,301.30                  July 1, 1998
                 Series 1995 N601WN                       $456,301.30                  July 1, 1998
                 Series 1995 N602SW                       $454,690.00                  July 1, 1998
                 Series 1995 N603SW                       $557,584.00                  July 1, 1998

         8. Each of eight Owner Trustees, each acting on behalf of an Owner Participant, will issue on a non- recourse basis, the Equipment Notes, the proceeds of which shall be used, among other things, to refinance in part the outstanding debt portion of the purchase price of the following Aircraft:

                                                         Registration               Manufacturer's
                       Aircraft                            Number                   Serial Number
                       --------                          ----------                 -------------
                 1 Boeing 737-3H4                          N396SW                        27690
                 1 Boeing 737-3H4                          N397SW                        27691
                 1 Boeing 737-3H4                          N398SW                        27692
                 1 Boeing 737-3H4                          N399WN                        27693
                 1 Boeing 737-3H4                          N600WN                        27694
                 1 Boeing 737-3H4                          N601WN                        27695
                 1 Boeing 737-3H4                          N602SW                        27953
                 1 Boeing 737-3H4                          N603SW                        27954

                 9. The related Note Documents are as follows (with the trust relating to each Note Document being indicated in parentheses for purposes of identification):

                 (a)      Each of the following Indentures:

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N396SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N397SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented, as amended by





                          TRUST SUPPLEMENT NO. 1995-A2

                          First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N398SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N399WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N600WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N601WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N602SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N603SW).

                 (b)      Each of the following Leases:

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;





                          TRUST SUPPLEMENT NO. 1995-A2

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995.

                 (c)      Each of the following Participation Agreements:

                          Participation Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as amended by the First Amendment to Participation





                          TRUST SUPPLEMENT NO. 1995-A2

                          Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995.

                 (d)      Each of the following Trust Agreements:

                          Trust Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented;





                          TRUST SUPPLEMENT NO. 1995-A2

                          Trust Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented.

                 (e)      Each of the following Refinancing Agreements:

                          Refinancing Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995.


                                   ARTICLE II
                                  THE TRUSTEE

         Section 2.01. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.





                          TRUST SUPPLEMENT NO. 1995-A2

         Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

         Section 3.01. Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

         Section 3.02. GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE SERIES 1995-A2 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         Section 3.03. Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.





                          TRUST SUPPLEMENT NO. 1995-A2

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first above written.

                                        SOUTHWEST AIRLINES CO.



                                        By  /s/ JOHN D. OWEN
                                            Treasurer

                                        WILMINGTON TRUST COMPANY, not in
                                            its individual capacity, but solely
                                            as Trustee



                                        By  /s/ DAVID A. VANASKY, JR.
                                        Title: Senior Financial Services Officer





                          TRUST SUPPLEMENT NO. 1995-A2

                                   EXHIBIT A

CUSIP NO.                    [FORM OF CERTIFICATE]

         **Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.

                 SOUTHWEST AIRLINES 1995-A2 PASS THROUGH TRUST

                                  Pass Through
                          Certificate, Series 1995-A2

                     Final Distribution Date:  July 1, 1998

                 evidencing a fractional undivided interest in a trust, the property of which includes certain Equipment Notes each secured by an Aircraft leased to Southwest Airlines Co.

Certificate
No. ______            $ ________Fractional Undivided Interest representing
                      _________% of the Trust per $1,000 face amount.

         THIS CERTIFIES THAT ___________________________________________, for
value received, is the registered owner of a $__________________________ (_____________ dollars) Fractional Undivided Interest in the Southwest Airlines 1995-A2 Pass Through Trust (the "Trust") created by Wilmington Trust Company, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement dated as of February 1, 1993 (the "Basic Agreement"), as supplemented by Trust Supplement No. 1995-A2 thereto dated as of October 1, 1995 (collectively, the "Agreement"), between the Trustee and Southwest Airlines Co., a corporation incorporated under Texas law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1995-A2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in an aircraft leased to the Company.

         The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto. _

_________________
         ** This legend to appear on Book-Entry Certificates to be deposited with The Depository Trust Company. One Certificate may be issued in a denomination of less than $1,000 which shall not have this legend.





                          TRUST SUPPLEMENT NO. 1995-A2

         Subject to and in accordance with the terms of the Agreement, from funds then available to the Trustee, there will be distributed on January 1 and July 1 in each year, commencing January 1, 1996 (a "Regular Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

         Distributions on this Certificate will be made by the Trustee in immediately available funds to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties, evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the





                          TRUST SUPPLEMENT NO. 1995-A2

Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 or integral multiples thereof except that one Certificate may be in a denomination of less than $1,000. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar, or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

         THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF DELAWARE.





                          TRUST SUPPLEMENT NO. 1995-A2

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        SOUTHWEST AIRLINES 1995-A2
                                        PASS THROUGH TRUST

                                        By:     WILMINGTON TRUST COMPANY, not
                                                in its individual capacity but
                                                solely as Trustee


                                        By:     ______________________________
                                        Title:  ______________________________

Dated:   __________________________





                          TRUST SUPPLEMENT NO. 1995-A2

         [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                    This is one of the Certificates referred
                     to in the within-mentioned Agreement.


                                        WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Trustee



                                        By: ___________________________________
                                                      Authorized Officer





                          TRUST SUPPLEMENT NO. 1995-A2

                                   EXHIBIT B


                          TRUST SUPPLEMENT NO. 1995-A2
                          Dated as of October 1, 1995

                        [DTC LETTER OF REPRESENTATIONS]





                          TRUST SUPPLEMENT NO. 1995-A2

                                   EXHIBIT C


                          TRUST SUPPLEMENT NO. 1995-A2
                          Dated as of October 1, 1995


                               Scheduled Payments


                                                         Percentage of Original
Principal Payment Date                                      Principal Amount
----------------------                                   ----------------------
    July 1, 1998                                                   100.0%






                          TRUST SUPPLEMENT NO. 1995-A2

                                                                    EXHIBIT 4.3




                          TRUST SUPPLEMENT NO. 1995-A3
                          DATED AS OF OCTOBER 1, 1995
                                       TO
                          PASS THROUGH TRUST AGREEMENT
                          DATED AS OF FEBRUARY 1, 1993


                             SOUTHWEST AIRLINES CO.
                                      AND
                      WILMINGTON TRUST COMPANY, AS TRUSTEE

                                $181,181,821.00

                                TRUST SUPPLEMENT


         This Trust Supplement No. 1995-A3, dated as of October 1, 1995 (the "Trust Supplement") between Southwest Airlines Co., a Texas corporation (the "Company") and Wilmington Trust Company, a Delaware banking corporation (the "Trustee"), to the Pass Through Trust Agreement dated as of February 1, 1993, between the Company and the Trustee (the "Basic Agreement"),

                                  WITNESSETH:

         WHEREAS, the Company and the Trustee have heretofore executed and delivered the Basic Agreement, unlimited as to the aggregate principal amount of Certificates (unless specified herein capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement) which may be issued thereunder;

         WHEREAS, each of ten Owner Trustees, each acting on behalf of an Owner Participant, will issue, on a non- recourse basis, Equipment Notes, among other things, to refinance all or a portion of the outstanding debt portion of the purchase price of the aircraft purchased by such Owner Trustee and leased to the Company pursuant to the related Lease;

         WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by such Owner Trustees of the same tenor as the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

         WHEREAS, the Trustee hereby declares the creation of this Trust (the "1995-A3 Trust") for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the 1995-A3 Trust, by their respective acceptances of the Certificates, join in the creation of this 1995-A3 Trust with the Trustee;

         WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

         WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:





                          TRUST SUPPLEMENT NO. 1995-A3

                                   ARTICLE I
                                THE CERTIFICATES

         Section 1.01 The Certificates. Pursuant to Section 2.01 of the Basic Agreement, there is hereby created a series of Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 1995-A3" (hereinafter defined as the "Series 1995-A3 Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1995-A3 Trust created hereby. The terms and conditions applicable to the Series 1995-A3 Certificates are as follows:

                 1. The aggregate principal amount of the Series 1995-A3 Certificates that shall be authenticated under the Agreement (except for Series 1995-A3 Certificates authenticated and delivered pursuant to Section 3.03, 3.04 or 3.05 of the Basic Agreement) upon their initial issuance is $181,181,821.00.

                 2.       The Cut-off Date is November 15, 1995.

                 3. The Regular Distribution Dates with respect to any payment of Scheduled Payments are January 1 and July 1 in each year, commencing January 1, 1996, until payment of all of the Scheduled Payments to be made under the Equipment Notes have been made.

                 4. The Scheduled Payments shall be as set forth in Exhibit C hereto.

                 5. The Special Distribution Dates are as follows: (i) in the case of an early redemption of Equipment Notes arising out of an Event of Loss, a refinancing of the Equipment Notes, a purchase or early redemption by the related Owner Participant or Owner Trustee of such Equipment Notes, an early redemption of Equipment Notes arising out of a voluntary termination of the related Lease pursuant to Section 9.1 thereof or exercise by Lessee of a purchase option, the date of the receipt of the applicable redemption or purchase price therefor, which shall be a Business Day, and (ii) otherwise, the earliest Business Day of a month for which it is practicable for the Trustee to give notice pursuant to Section 4.02(c) of the Basic Agreement 20 days prior thereto.

                 6. The Series 1995-A3 Certificates shall be in the form attached hereto as Exhibit A. The Series 1995-A3 Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and the Clearing Agency attached hereto as Exhibit B.

                 7. The proceeds of the Series 1995-A3 Certificates shall be used to purchase the Equipment Notes in the principal amounts specified below:





                          TRUST SUPPLEMENT NO. 1995-A3

                    Equipment Note                    Principal Amount                    Maturity
                    --------------                    ----------------                    --------
                 Series 1995 N396SW                    $18,310,765.10                    July 1, 2013
                 Series 1995 N397SW                    $18,513,253.78                    July 1, 2013
                 Series 1995 N398SW                    $18,513,253.78                    July 1, 2013
                 Series 1995 N399WN                    $18,513,253.78                    July 1, 2013
                 Series 1995 N600WN                    $18,513,253.78                    July 1, 2013
                 Series 1995 N601WN                    $18,513,253.78                    July 1, 2013
                 Series 1995 N602SW                    $18,069,063.00                 January 1, 2013
                 Series 1995 N603SW                    $22,306,624.00                    July 1, 2013
                 Series 1995 N604SW                    $14,678,997.00                    July 1, 2013
                 Series 1995 N605SW                    $15,250,103.00                 January 1, 2013

                 8. Each of ten Owner Trustees, each acting on behalf of an Owner Participant, will issue on a non- recourse basis, the Equipment Notes, the proceeds of which shall be used, among other things, to refinance in part the outstanding debt portion of the purchase price of the following Aircraft:

                                                         Registration               Manufacturer's
                       Aircraft                            Number                   Serial Number
                       --------                          ----------                 -------------
                 1 Boeing 737-3H4                          N396SW                        27690
                 1 Boeing 737-3H4                          N397SW                        27691
                 1 Boeing 737-3H4                          N398SW                        27692
                 1 Boeing 737-3H4                          N399WN                        27693
                 1 Boeing 737-3H4                          N600WN                        27694
                 1 Boeing 737-3H4                          N601WN                        27695
                 1 Boeing 737-3H4                          N602SW                        27953
                 1 Boeing 737-3H4                          N603SW                        27954
                 1 Boeing 737-3H4                          N604SW                        27955
                 1 Boeing 737-3H4                          N605SW                        27956

                 9. The related Note Documents are as follows (with the trust relating to each Note Document being indicated in parentheses for purposes of identification):

                 (a)      Each of the following Indentures:

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N396SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented, as amended





                          TRUST SUPPLEMENT NO. 1995-A3
                          by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N397SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N398SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N399WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N600WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N601WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N602SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N603SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N604SW) dated as of August 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N604SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N605SW) dated as of August 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N605SW).





                          TRUST SUPPLEMENT NO. 1995-A3

                 (b)      Each of the following Leases:

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N604SW), dated as of August 1, 1995, as supplemented, as amended by the First





                          TRUST SUPPLEMENT NO. 1995-A3

                          Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N605SW), dated as of August 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                 (c)      Each of the following Participation Agreements:

                          Participation Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;





                          TRUST SUPPLEMENT NO. 1995-A3

                          Participation Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N604SW), dated as of August 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N605SW), dated as of August 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                 (d)      Each of the following Trust Agreements:

                          Trust Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N604SW) dated as of August 1, 1995, as supplemented;





                          TRUST SUPPLEMENT NO. 1995-A3

                          Trust Agreement (Southwest Airlines 1995 Trust N605SW) dated as of August 1, 1995, as supplemented.

                 (e)      Each of the following Refinancing Agreements:

                          Refinancing Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                                   ARTICLE II
                                  THE TRUSTEE

         Section 2.01. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

         Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than





                          TRUST SUPPLEMENT NO. 1995-A3
as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

         Section 3.01. Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

         Section 3.02. GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE SERIES 1995-A3 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         Section 3.03. Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.





                          TRUST SUPPLEMENT NO. 1995-A3

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first above written.

                                        SOUTHWEST AIRLINES CO.



                                        By  /s/ JOHN D. OWEN
                                            Treasurer

                                        WILMINGTON TRUST COMPANY, not in
                                            its individual capacity, but solely
                                            as Trustee



                                        By  /s/ DAVID A. VANASKEY, JR.
                                        Title: Senior Financial Services Officer





                          TRUST SUPPLEMENT NO. 1995-A3

                                   EXHIBIT A

CUSIP NO.                    [FORM OF CERTIFICATE]

         **Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.

                 SOUTHWEST AIRLINES 1995-A3 PASS THROUGH TRUST

                                  Pass Through
                          Certificate, Series 1995-A3

                     Final Distribution Date:  July 1, 2013

                 evidencing a fractional undivided interest in a trust, the property of which includes certain Equipment Notes, each secured by an Aircraft leased to Southwest Airlines Co.

Certificate
No. ______            $ ________Fractional Undivided Interest representing
                      _________% of the Trust per $1,000 face amount.

         THIS CERTIFIES THAT ___________________________________________, for
value received, is the registered owner of a $__________________________ (_____________ dollars) Fractional Undivided Interest in the Southwest Airlines 1995-A3 Pass Through Trust (the "Trust") created by Wilmington Trust Company, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement dated as of February 1, 1993 (the "Basic Agreement"), as supplemented by Trust Supplement No. 1995-A3 thereto dated as of October 1, 1995 (collectively, the "Agreement"), between the Trustee and Southwest Airlines Co., a corporation incorporated under Texas law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1995-A3" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in an aircraft leased to the Company.

         The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

_________________
         ** This legend to appear on Book-Entry Certificates to be deposited with The Depository Trust Company. One Certificate may be issued in a denomination of less than $1,000 which shall not have this legend.





                          TRUST SUPPLEMENT NO. 1995-A3

         Subject to and in accordance with the terms of the Agreement, from funds then available to the Trustee, there will be distributed on January 1 and July 1 in each year, commencing January 1, 1996 (a "Regular Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

         Distributions on this Certificate will be made by the Trustee in immediately available funds to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties, evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the





                          TRUST SUPPLEMENT NO. 1995-A3

Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 or integral multiples thereof except that one Certificate may be in a denomination of less than $1,000. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar, or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

         THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF DELAWARE.





                          TRUST SUPPLEMENT NO. 1995-A3

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        SOUTHWEST AIRLINES 1995-A3
                                        PASS THROUGH TRUST

                                        By:    WILMINGTON TRUST COMPANY, not
                                               in its individual capacity but
                                               solely as Trustee


                                        By:    ______________________________
                                        Title: ______________________________

Dated:   __________________________





                          TRUST SUPPLEMENT NO. 1995-A3

         [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                    This is one of the Certificates referred
                     to in the within-mentioned Agreement.


                                        WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Trustee



                                        By: ___________________________________
                                                     Authorized Officer





                          TRUST SUPPLEMENT NO. 1995-A3

                                   EXHIBIT B


                          TRUST SUPPLEMENT NO. 1995-A3
                          Dated as of October 1, 1995

                        [DTC LETTER OF REPRESENTATIONS]





                          TRUST SUPPLEMENT NO. 1995-A3

                                   EXHIBIT C


                          TRUST SUPPLEMENT NO. 1995-A3
                          Dated as of October 1, 1995


                               Scheduled Payments


                                                         Percentage of Original
Principal Payment Date                                       Principal Amount
----------------------                                   ----------------------




                          TRUST SUPPLEMENT NO. 1995-A3

                                                                    EXHIBIT 4.3




                          TRUST SUPPLEMENT NO. 1995-A4
                          DATED AS OF OCTOBER 1, 1995
                                       TO
                          PASS THROUGH TRUST AGREEMENT
                          DATED AS OF FEBRUARY 1, 1993


                             SOUTHWEST AIRLINES CO.
                                      AND
                      WILMINGTON TRUST COMPANY, AS TRUSTEE

                                 $49,041,464.00

                                TRUST SUPPLEMENT


         This Trust Supplement No. 1995-A4, dated as of October 1, 1995 (the "Trust Supplement") between Southwest Airlines Co., a Texas corporation (the "Company") and Wilmington Trust Company, a Delaware banking corporation (the "Trustee"), to the Pass Through Trust Agreement dated as of February 1, 1993, between the Company and the Trustee (the "Basic Agreement"),

                                  WITNESSETH:

         WHEREAS, the Company and the Trustee have heretofore executed and delivered the Basic Agreement, unlimited as to the aggregate principal amount of Certificates (unless specified herein capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement) which may be issued thereunder;

         WHEREAS, each of ten Owner Trustees, each acting on behalf of an Owner Participant, will issue, on a non- recourse basis, Equipment Notes, among other things, to refinance all or a portion of the outstanding debt portion of the purchase price of the aircraft purchased by such Owner Trustee and leased to the Company pursuant to the related Lease;

         WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by such Owner Trustees of the same tenor as the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

         WHEREAS, the Trustee hereby declares the creation of this Trust (the "1995-A4 Trust") for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the 1995-A4 Trust, by their respective acceptances of the Certificates, join in the creation of this 1995-A4 Trust with the Trustee;

         WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

         WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;





                          TRUST SUPPLEMENT NO. 1995-A4

         NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:



                                   ARTICLE I
                                THE CERTIFICATES

         Section 1.01 The Certificates. Pursuant to Section 2.01 of the Basic Agreement, there is hereby created a series of Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 1995-A4" (hereinafter defined as the "Series 1995-A4 Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1995-A4 Trust created hereby. The terms and conditions applicable to the Series 1995-A4 Certificates are as follows:

                 1. The aggregate principal amount of the Series 1995-A4 Certificates that shall be authenticated under the Agreement (except for Series 1995-A4 Certificates authenticated and delivered pursuant to Section 3.03, 3.04 or 3.05 of the Basic Agreement) upon their initial issuance is $49,041,464.00.

                 2.       The Cut-off Date is November 15, 1995.

                 3. The Regular Distribution Dates with respect to any payment of Scheduled Payments are January 1 and July 1 in each year, commencing January 1, 1996, until payment of all of the Scheduled Payments to be made under the Equipment Notes have been made.

                 4. The Scheduled Payments shall be as set forth in Exhibit C hereto.

                 5. The Special Distribution Dates are as follows: (i) in the case of an early redemption of Equipment Notes arising out of an Event of Loss, a refinancing of the Equipment Notes, a purchase or early redemption by the related Owner Participant or Owner Trustee of such Equipment Notes, an early redemption of Equipment Notes arising out of a voluntary termination of the related Lease pursuant to Section 9.1 thereof or exercise by Lessee of a purchase option, the date of the receipt of the applicable redemption or purchase price therefor, which shall be a Business Day, and (ii) otherwise, the earliest Business Day of a month for which it is practicable for the Trustee to give notice pursuant to Section 4.02(c) of the Basic Agreement 20 days prior thereto.

                 6. The Series 1995-A4 Certificates shall be in the form attached hereto as Exhibit A. The Series 1995-A4 Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and the Clearing Agency attached hereto as Exhibit B.





                          TRUST SUPPLEMENT NO. 1995-A4

                 7. The proceeds of the Series 1995-A4 Certificates shall be used to purchase the Equipment Notes in the principal amounts specified below:

                    Equipment Note                    Principal Amount                    Maturity
                    --------------                    ----------------                    --------
                 Series 1995 N396SW                     $4,104,810.30                    July 1, 2016
                 Series 1995 N397SW                     $4,150,203.14                    July 1, 2016
                 Series 1995 N398SW                     $4,150,203.14                    July 1, 2016
                 Series 1995 N399WN                     $4,150,203.14                    July 1, 2016
                 Series 1995 N600WN                     $4,150,203.14                    July 1, 2016
                 Series 1995 N601WN                     $4,150,203.14                    July 1, 2016
                 Series 1995 N602SW                     $4,611,619.00                 January 1, 2018
                 Series 1995 N603SW                     $  453,285.00                 January 1, 2018
                 Series 1995 N604SW                     $9,697,581.00                 January 1, 2018
                 Series 1995 N605SW                     $9,423,153.00                 January 1, 2018

                 8. Each of ten Owner Trustees, each acting on behalf of an Owner Participant, will issue on a non- recourse basis, the Equipment Notes, the proceeds of which shall be used, among other things, to refinance in part the outstanding debt portion of the purchase price of the following Aircraft:

                                                         Registration               Manufacturer's
                       Aircraft                            Number                   Serial Number
                       --------                          ----------                 -------------
                 1 Boeing 737-3H4                          N396SW                        27690
                 1 Boeing 737-3H4                          N397SW                        27691
                 1 Boeing 737-3H4                          N398SW                        27692
                 1 Boeing 737-3H4                          N399WN                        27693
                 1 Boeing 737-3H4                          N600WN                        27694
                 1 Boeing 737-3H4                          N601WN                        27695
                 1 Boeing 737-3H4                          N602SW                        27953
                 1 Boeing 737-3H4                          N603SW                        27954
                 1 Boeing 737-3H4                          N604SW                        27955
                 1 Boeing 737-3H4                          N605SW                        27956

                 9. The related Note Documents are as follows (with the trust relating to each Note Document being indicated in parentheses for purposes of identification):

                 (a)      Each of the following Indentures:

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N396SW);





                          TRUST SUPPLEMENT NO. 1995-A4

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N397SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N398SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N399WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N600WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N601WN);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N602SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N603SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N604SW) dated as of August 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N604SW);

                          Trust Indenture and Security Agreement (Southwest Airlines 1995 Trust N605SW) dated as of August 1, 1995, as supplemented, as amended by First Amendment to Trust Indenture dated as of October 1, 1995 (Southwest Airlines 1995 Trust N605SW).





                          TRUST SUPPLEMENT NO. 1995-A4

                 (b)      Each of the following Leases:

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N604SW), dated as of August 1, 1995, as supplemented, as amended by the First





                          TRUST SUPPLEMENT NO. 1995-A4

                          Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Sale and Lease Agreement (Southwest Airlines 1995 Trust N605SW), dated as of August 1, 1995, as supplemented, as amended by the First Amendment to Sale and Lease Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                 (c)      Each of the following Participation Agreements:

                          Participation Agreement (Southwest Airlines 1995 Trust N396SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N397SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N398SW), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N399WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N600WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N601WN), dated as of April 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N602SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;





                          TRUST SUPPLEMENT NO. 1995-A4

                          Participation Agreement (Southwest Airlines 1995 Trust N603SW), dated as of July 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N604SW), dated as of August 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Participation Agreement (Southwest Airlines 1995 Trust N605SW), dated as of August 1, 1995, as amended by the First Amendment to Participation Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                 (d)      Each of the following Trust Agreements:

                          Trust Agreement (Southwest Airlines 1995 Trust N396SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N397SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N398SW) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N399WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N600WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N601WN) dated as of April 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N602SW) dated as of July 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N603SW) dated as of July 1, 1995, as supplemented;

                          Trust Agreement (Southwest Airlines 1995 Trust N604SW) dated as of August 1, 1995, as supplemented;





                          TRUST SUPPLEMENT NO. 1995-A4

                          Trust Agreement (Southwest Airlines 1995 Trust N605SW) dated as of August 1, 1995, as supplemented.

                 (e)      Each of the following Refinancing Agreements:

                          Refinancing Agreement (Southwest Airlines 1995 Trust N396SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N397SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N398SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N399WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N600WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N601WN) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N602SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N603SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N604SW) dated as of October 1, 1995;

                          Refinancing Agreement (Southwest Airlines 1995 Trust N605SW) dated as of October 1, 1995.

                                   ARTICLE II
                                  THE TRUSTEE

         Section 2.01. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

         Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust





                          TRUST SUPPLEMENT NO. 1995-A4

Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

         Section 3.01. Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

         Section 3.02. GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE SERIES 1995-A4 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         Section 3.03. Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.





                          TRUST SUPPLEMENT NO. 1995-A4

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first above written.

                                        SOUTHWEST AIRLINES CO.



                                        By  /s/ JOHN D. OWEN
                                            Treasurer

                                        WILMINGTON TRUST COMPANY, not in
                                            its individual capacity, but solely
                                            as Trustee



                                        By  /s/ DAVID A. VANASKEY, JR.
                                        Title: Senior Financial Services Officer





                          TRUST SUPPLEMENT NO. 1995-A4

                                   EXHIBIT A

CUSIP NO.                    [FORM OF CERTIFICATE]

         **Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.

                 SOUTHWEST AIRLINES 1995-A4 PASS THROUGH TRUST

                                  Pass Through
                          Certificate, Series 1995-A4

                   Final Distribution Date:  January 1, 2018

                 evidencing a fractional undivided interest in a trust, the property of which includes certain Equipment Notes, each secured by an Aircraft leased to Southwest Airlines Co.

Certificate
No. ______            $ ________Fractional Undivided Interest representing
                      _________% of the Trust per $1,000 face amount.

         THIS CERTIFIES THAT ___________________________________________, for
value received, is the registered owner of a $__________________________ (_____________ dollars) Fractional Undivided Interest in the Southwest Airlines 1995-A4 Pass Through Trust (the "Trust") created by Wilmington Trust Company, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement dated as of February 1, 1993 (the "Basic Agreement"), as supplemented by Trust Supplement No. 1995-A4 thereto dated as of October 1, 1995 (collectively, the "Agreement"), between the Trustee and Southwest Airlines Co., a corporation incorporated under Texas law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1995-A4" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in an aircraft leased to the Company.

         The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto. _

_________________
         ** This legend to appear on Book-Entry Certificates to be deposited with The Depository Trust Company. One Certificate may be issued in a denomination of less than $1,000 which shall not have this legend.





                          TRUST SUPPLEMENT NO. 1995-A4

         Subject to and in accordance with the terms of the Agreement, from funds then available to the Trustee, there will be distributed on January 1 and July 1 in each year, commencing January 1, 1996 (a "Regular Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

         Distributions on this Certificate will be made by the Trustee in immediately available funds to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties, evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.





                          TRUST SUPPLEMENT NO. 1995-A4

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 or integral multiples thereof except that one Certificate may be in a denomination of less than $1,000. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar, or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

         THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF





                          TRUST SUPPLEMENT NO. 1995-A4

DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF DELAWARE.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        SOUTHWEST AIRLINES 1995-A4
                                        PASS THROUGH TRUST

                                        By:    WILMINGTON TRUST COMPANY, not
                                               in its individual capacity but
                                               solely as Trustee


                                        By:    ______________________________
                                        Title: ______________________________

Dated:   __________________________





                          TRUST SUPPLEMENT NO. 1995-A4

         [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                    This is one of the Certificates referred
                     to in the within-mentioned Agreement.


                                        WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Trustee



                                        By: ___________________________________
                                                      Authorized Officer





                          TRUST SUPPLEMENT NO. 1995-A4

                                   EXHIBIT B


                          TRUST SUPPLEMENT NO. 1995-A4
                          Dated as of October 1, 1995

                        [DTC LETTER OF REPRESENTATIONS]





                          TRUST SUPPLEMENT NO. 1995-A4

                                   EXHIBIT C


                          TRUST SUPPLEMENT NO. 1995-A4
                          Dated as of October 1, 1995


                               Scheduled Payments


                                                         Percentage of Original
Principal Payment Date                                       Principal Amount
----------------------                                   ----------------------





                          TRUST SUPPLEMENT NO. 1995-A4
                                      C-1